SECURITY AGREEMENT

                                                              July 31, 2003

     Alpine Aviation, Inc., d/b/a Alpine Air (hereinafter referred to as "Debtor") hereby grants to Mallette Family, L.L.C. (hereinafter referred to as "Secured Party") a security interest under the Uniform Commercial Code in the property described in Exhibit "A" attached hereto and by this reference incorporated herein (hereinafter called collateral) subject to all applicable conditions contained herein and including all proceeds, products and accessions thereto.

     This Agreement is given to secure payment to the Secured Party of the Debtor's Promissory Note dated July 31, 2003, in the amount of $1,718,493.00, which Promissory Note is incorporated herein and made a part hereof and any other debts, notes, obligations and liabilities which may become owed to the Secured Party in the future, as part of the Agreement for Sale and Purchase of Aircraft dated July 31, 2003, which is also incorporated herein.

     The Debtor hereby waives any further disclosure required by the Truth in Lending Act.

     The Debtor hereby warrants, represents and agrees that the collateral described herein is and will be kept or used at the various locations where Debtor hangars the aircraft from time to time, and will not be removed from such location or locations unless prior to any such removal, Debtor has given written notice to the Secured Party of the new location or locations to which Debtor desires to remove the collateral and Secured Party has given its written consent to such removal.

     The Debtor will not sell, lease or otherwise dispose of any of the collateral described herein or attempt to offer to do so without the prior written consent of the Secured Party. The Debtor hereby agrees to account for and pay over or deliver to the Secured Party all proceeds of any collateral promptly upon receipt thereof.

     The Debtor will keep accurate books, records and accounts with respect to the collateral described herein and with respect to the general business of the Debtor and will make the same available to the Secured Party at its request for examination and inspection and will make and render to the Secured Party such reports, accountings and statements as the Secured Party from time to time may request with respect to the collateral and will permit any authorized representation of the Secured Party to examine and inspect during normal business hours any and all premises where the collateral is or may be kept or located.

     The Debtor will keep the collateral and all premises, buildings and other property now or hereafter at any time owned or used by the Debtor in connection with the use of the collateral in good condition and insured against such risks and in such amounts as the Secured Party may from time to time request with an insurance company or companies satisfactory to the Secured Party which policies will protect the Secured Party as loss payee as its interest may appear and be delivered to the Secured Party at its request.

     The Debtor has or will acquire title to and will at all times keep the collateral described herein free of all liens and encumbrances except the security interest created hereby. No financing statement covering all or any part of the collateral, except any which may be filed by the Secured Party, are on file in any public office.


     The Debtor will at any time or times hereafter execute such financing statements and other instruments or perform such acts as the Secured Party may request to establish and perfect a valid security interest in the collateral and will pay all costs of filing and recording. The Debtor hereby authorizes the Secured Party at the Debtor's expense to execute and file on Debtor's behalf a financing statement or statements in those public offices deemed necessary by the Secured Party to protect its security interest in the collateral. The Debtor will pay all expenses and upon request take any action reasonably deemed advisable by the Secured Party to preserve the collateral or establish, determine priority of, perfect, continue perfection, terminate and/or enforce the Secured Party's interest in its rights under this Agreement.

     Upon default by the Debtor in any of the preceding warranties, representations and agreements, the Secured Party, at its option, may elect either of the following:

          (a) effect such insurance and repairs and pay the premiums therefor and the costs thereof; and,

          (b) pay and discharge any taxes, liens and encumbrances on the collateral. All sums so advanced or paid by the Secured Party shall be payable by the Debtor on demand with interest at the maximum rate allowed by law and shall be a part of the secured obligations.

     The occurrence of any of the following events shall constitute a default:

          (a) Failure of Debtor or any co-maker, endorser, surety or guarantor to pay when due by acceleration or otherwise any amount payable under any of the secured obligations.

          (b)  Failure to perform any agreement of Debtor contained herein.

          (c) Any statement or representation or warranty of Debtor made herein or at any time furnished to the Secured Party is untrue in any respect as to the date made.

          (d)  Entry of any judgment against the Debtor.

          (e) Appointment of a receiver for loss, substantial damage to, destruction, theft, sale or encumbrance to or of any portion of the collateral or the making of any levies, search or attachment thereof.

          (f) The Debtor becomes insolvent or is unable to pay its debts as they mature or make an assignment for the benefit of its creditors or any proceedings commenced by or against the Debtor alleging that he is insolvent or is unable to pay its debts as they mature.

          (g)  The death of any of the individual Debtor.

          (h) Dissolution, consolidation, merger or transfer of a substantial part of the property of the corporate Debtor.

          (i) Such a change in the condition or affairs (financial or otherwise) of the Debtor or any co-makers, endorsers, sureties or guarantors of any of the secured obligations as in the opinion of the Secured Party impairs the Secured Party's security or increases its risk; or,

           (j) The Secured Party in good faith deems himself insecure for any reason whatsoever.

     Whenever a default shall exist, the Secured Party may at its option and without demand or notice declare all or any part of the unpaid balance of the amount financed plus accrued finance charges and interest of the secured obligations immediately due and payable and the Secured Party may exercise in addition to the rights and remedies granted hereby, all rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law, including the right to take possession of the collateral. In addition, for the purpose of taking possession of the collateral, the Secured Party may as far as the Debtor can give authority therefore, enter upon premises upon which the collateral or any part thereof may be situated and remove the same therefrom.

     The Debtor agrees in the event of default to make the collateral available to the Secured Party at a place or places acceptable to the Secured Party and when legally permissible to pay all costs of the Secured Party including reasonable attorney's fees in the collection of any of the secured obligations and the enforcement of any of the Secured Party's rights. If any notification of the intended disposition of any of the collateral as required by law which notification shall be deemed reasonably and properly given is mailed at least ten (10) days before such disposition, postage pre-paid, addressed to the Debtor at the addresses shown on the reverse side hereof.

     No delay or failure by the Secured Party in the exercise of any rights or remedies shall constitute a waiver thereof and no single or partial exercise by the Secured Party of any rights or remedies shall preclude other or further exercise thereof or the exercise of any other right or remedy. In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality and unenforceability shall not affect any other provision of this Agreement.

     This Security Agreement and the provisions hereof are to be binding upon the heirs, personal representatives, and assigns of the Debtor and benefit the heirs, personal representatives, successors and assigns of the Secured Party. Invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions.

DEBTOR                             SECURED PARTY

ALPINE AVIATION, INC.                   MALLETTE FAMILY, L.L.C.
d/b/a Alpine Air

By/s/Max A. Hansen                      By/s/Eugene R. Mallette
------------------------                -----------------------------------
Max A. Hansen, Secretary                Eugene R. Mallette, Managing Member

                           EXHIBIT "A"

                            Collateral


Serial No.          Registration No.

UB-1           N-190GA
UB-5           N198GA / CC-CAS
UB-6           N-125BA
UB-7           N-127BA
UB-8           N-194GA / CC-CAF
UB-11          N-172GA
UB-16          N-197GA
UB-17          N-192GA
UB-25          N-154GA
UB-34          N-153GA
UB-65          N195GA / CC-CAK
UC-17          N-17ZV
UC-53          N-31764
UC-70          N-410UB
U-236          N-236AL
U-238          N-238AL